Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference, in the Registration Statement of EIS International, Inc. on Form S-3 of our report dated January 19, 1996, relating to the financial statements of Cybernetics Systems International Corp., as of December 31, 1995 and for the years ended December 31, 1995 and 1994 which is incorporated by reference in this Registration Statement.


                                                               BDO Seidman, LLP

June 11, 1996